                                                                   Exhibit 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of Pamrapo Bancorp, Inc. (the "Company") of our report dated February 4, 2000, included in the 1999 annual report to stockholders of the Company, which is incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


                                                /s/ RADICS & Co., LLC
                                                --------------------------
                                                RADICS & CO., LLC



March 29, 2000

Pine Brook, New Jersey